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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



     Date of Report (Date of earliest event reported):    November 23, 1994


                        Commission File Number:  0-18309

                                 ______________


                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                 TEXAS                                       74-2558926
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                    Identification Number)


14141 SOUTHWEST FREEWAY, SUITE 2500, SUGAR LAND, TEXAS        77478-3435
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:   (713) 491-2002



_______________________________________________________________________________
                   (Former name if changed since last report)


_______________________________________________________________________________
                 (Former address if changed since last report)



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ITEM 5.   OTHER EVENTS

          A. On November 21, 1994, the Company consummated the previously announced acquisition of the MARINE 3 jack-up drilling rig. In lieu of utilizing its Common Stock as consideration for the purchase, the Company elected to acquire the rig for cash in the amount of $5,500,000. This election was made in light of recent weakness in the Company's Common Stock price and the ongoing merger discussions with Falcon Drilling Company, Inc.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARINE DRILLING COMPANIES, INC.
                                   (Registrant)



Date: November 23, 1994            By:        /s/   WILLIAM H. FLORES
                                       ---------------------------------------
                                       William H. Flores
                                       Senior Vice President -
                                       Chief Financial Officer and Director
                                       (Principal Financial Officer)



Date: November 23, 1994            By:            /s/  JOAN R. SMITH
                                       ---------------------------------------
                                       Joan R. Smith
                                       Vice President, Controller and Secretary
                                       (Principal Accounting Officer)





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